Inter(Bullet)Act Systems, Incorporated
October 19, 1995
Page 1

        October 19, 1995



Inter(Bullet)Act Systems, Incorporated
14 Westport Avenue
Norwalk, Connecticut 06851

Gentlemen:

        Inter(Bullet)Act  Systems,  Incorporated  (the "Company") has approached
Vanguard Cellular Systems, Inc. ("Vanguard") regarding an additional equity investment in the Company. We are pleased to advise you that Vanguard, or a subsidiary of Vanguard, is willing to make an additional investment in the Company on the following terms and conditions:

        1. Vanguard will purchase up to $8,000,000.00 of the Company's common stock at $5.50 per share as a part of a concurrent $7,000,000.00 equity offering to other accredited investors at the same price (the "Offering"). The terms of the Offering shall be as set forth on the confidential term sheet attached to and made a part of this letter agreement.

        2. At the time of each Vanguard investment, the Company will issue to Vanguard a warrant to purchase additional common shares equal to 10% of the number of common shares then purchased, on the terms and conditions set forth in the form of warrant agreement attached to and made a part of this agreement.

        3. The Registration Rights Agreement dated as of May 8, 1995 between Vanguard and the Company (which agreement was subsequently assigned by Vanguard to its wholly owned subsidiary, Vanguard Cellular Operating Corp.) will be amended to provide that, from and after six months following the effective date of the Company's initial public offering, Vanguard Cellular Operating Corp. (or Vanguard or any other subsidiary that Vanguard shall designate to hold shares of the Company) will have one demand registration per year with respect to the shares now or subsequently owned by Vanguard or its designees until such time as such shares may be sold in the public market, or otherwise, pursuant to Rule 144(k) of the Securities and Exchange Commission or any subsequent statute, rule or regulation that similarly permits unlimited sales of the Company's stock by Vanguard or its designee.

        4.      Vanguard's obligations hereunder are subject to the following:

                (a) Approval by the Company's shareholders of an amendment to the bylaws of the Company to permit a maximum of 12 directors;





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Inter(Bullet)Act Systems, Incorporated
October 19, 1995
Page 2

                (b) Other action by the Company's shareholders satisfactory to Vanguard that will assure that Vanguard shall, at all times until the Company shall have completed its initial public offering, have six representatives on the Board of Directors of the Company (which shall initially include Messrs. Haynes G. Griffin, Stephen R. Leeolou and L. Richardson Preyer, Jr., who are already directors of the Company in their own right) and elect as Chairman of the Board of the Company one of those directors.

        5. Both Vanguard and the Company agree to keep discussions of this transaction strictly confidential unless the parties agree otherwise, except that officers and directors of the Company may discuss the arrangement with potential investors in the Offering. Vanguard may make such disclosure as it determines to be necessary or appropriate by reason of its status as a publicly held corporation to its shareholders, the Securities and Exchange Commission and others.

        All funds received pursuant to the Offering except funds received from Vanguard will be placed in an escrow account for which Doris R. Bray and Dan T. Barker, Jr. will serve as escrow agents pursuant to an Escrow Agreement in the form attached to this letter agreement.

        If the foregoing reflects our agreement, please sign the enclosed copy of this letter agreement and return it to the undersigned.

                            Vanguard Cellular Systems, Inc.


                           By: /s/ Stephen L. Holcombe
                              Senior Vice President

Approved and agreed to this 24th day of October, 1995.

INTER(Bullet)ACT SYSTEMS, INCORPORATED

By: /s/ Shephen B. Hadelman




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             Proposed Investment by Vanguard Cellular Systems, Inc.
                                       in
                             Inter(Bullet)Act Systems, Inc.


              Confidential Tem Sheet - for Discussion Purposes Only


Issuer:                         InteroAct Systems, Inc.
                                ("Inter(Bullet)Act")

Purchaser:                      Vanguard Cellular Systems, Inc., or a
                                subsidiary. ("Vanguard")

Common Stock Investment: Vanguard, subject to terms and conditions including but not limited to those described herein, shall purchase up to
                                $8,000,000 ("The Vanguard Tranche") of Inter(Bullet)Act's common shares as part of a concurrent $15,000,000 equity offering to accredited investors ("The Offering").

Price:                          $5.50 per share

Common Stock Warrant: Inter(Bullet)Act shall issue Vanguard a warrant to purchase additional common shares equal to 10% of the number of Common shares Vanguard purchases in The Offering.

                                The term of the warrant shall be five years with a per share exercise price to be established by the first equity sale of $2,000,000 or more to a bona fide investor(s) following closure of The Offering.

Staged Investment:              Vanguard shall stage its potential $8,000,000
                                equity investment as follows:

                                1) $1,000,000 immediately upon approval of a definitive term sheet and documentation by both InteroAct's and Vanguard's respective Board of Directors.

                                2) $2,000,000,.in a single payment, upon receiving all of the first $2,000,000 pursuant to The Offering that is not part of the Vanguard Tranche.

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                                3) $2,000,000, in a single payment, upon
                                receiving all of the next $2,000,000 pursuant to The Offering that is not part of the Vanguard Tranche.


                                4) Up to $3,000,000, on a dollar-for-dollar basis, paid in monthly installments, upon receiving up to the final $3,000,000 pursuant to The Offering that is not part of the Vanguard Tranche.

Board of Directors: In consideration of Vanguard's conditional $8,000,000 commitment, and its efforts to manage the outside equity investment effort, Vanguard shall be granted seats on InteroAct's Board of Directors (including the position of Chairman, Treasurer) that the Company's board seats (excluding Mssrs.
                                 Griffin, Preyer & Leeolou) at closing of The
                                 Offering.

Conditions of Final Agreement:  Final agreement to this proposed investment by
                                Vanguard is subject to, among other things; the following:

                                1) In-depth financial and operational
                                due diligence.

                                2) Mutual agreement on a definitive term sheet, and any related documentation.

                                3) Approval, if necessary, by Vanguard's senior lenders.

                                4) Approval by Vanguard's Board of Directors.

Confidentiality & Timing:       Both Vanguard and InteroAct agree to
                                keep discussions of this proposed
                                transaction strictly confidential unless both parties agree otherwise

                                Based on Inter(Bullet)Act's current financial status, and the impending year-end holiday season, both parties agree to use best efforts to close The Offering before the end of November, 1995.


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NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK  ISSUABLE  UPON THE EXERCISE
HEREOF HAVE BEEN REGISTERED UNDER ANY FEDERAL OR STATE SECURITIES LAWS. THIS WARRANT HAS BEEN ISSUED UNDER EXEMPTIONS THAT DEPEND, IN PART, ON THE INTENT OF THE HOLDER HEREOF NOT TO SELL OR TRANSFER THIS WARRANT OR SUCH SHARES IN ANY MANNER NOT PERMITTED BY SUCH LAWS. THIS WARRANT AND SUCH SHARES THEREFORE MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH HEREIN.

                 INTER(Bullet)ACT SYSTEMS, INCORPORATED

                     COMMON STOCK PURCHASE WARRANT

No.                                                               Shares

        FOR VALUE RECEIVED, InteroAct Systems, Incorporated, a North Carolina corporation (the "Company"), hereby grants , or his or its registered assigns, the right to purchase ( ) shares at a price per share equal to the Exercise Price, as defined in Section 2 below, (such number of shares and Exercise Price being subject to adjustment as provided hereinafter) of the validity authorized and issued, fully paid and nonassessable shares of common stock of the Company, no par value per share (the "Common Stock"), upon compliance with and subject to the following terms and conditions:

        1. Exercise of Warrant. This warrant may be exercised in whole at any time, or in part from time to time, on or before the expiration date set forth in Section 3 below by surrendering this Warrant, or the applicable portion hereof, with a subscription form substantially in the form attached hereto duly executed, at the offices of the Company in Norwalk, Connecticut, and by paying in full the Exercise Price, in immediately available funds or as otherwise hereinafter provided, for the number of shares of Common Stock as to which this Warrant or applicable portion hereof is exercised. No fractional shares shall be issued upon the exercise of this Warrant and, instead, any fractional shares created by exercise hereunder shall be purchased by the Company at the rate of the Exercise Price per share then in effect.

        2. Exercise Price. This Warrant is being issued in connection with the offering and sale of up to $15,000,000 of common stock approved by the Board of Directors of the Company on October 13, 1995 (the "Offering"). The exercise price per share of this Warrant (the "Exercise Price") shall be equal to the average price per share of Common Stock received by the Company from the next $2,000,000 of Common Stock issued and sold by the Company after the close of the Offering to investors (which may include existing shareholders) excluding shares issued or sold pursuant to the exercise of options or warrants or pursuant to the conversion of indebtedness or other convertible securities outstanding as of October 13, 1995 and excluding shares issued or sold to the registered holder. The Company shall give written notice of the Exercise Price to the registered holder promptly after the Exercise Price has been determined.

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        3.      Expiration of Warrant.  This Warrant shall expire and
all rights hereunder shall cease on December 31, 2000.

        4. Adjustment of Number of Shares. The number of shares of Common Stock for which this Warrant may be exercised and the
Exercise Price per share shall be adjusted in amount and number in accordance with the following:

                (a) If the Company shall declare and pay on shares of Common Stock a dividend payable in shares of Common Stock or shall split the then outstanding shares of Common Stock into a greater number of shares, the number of share of Common Stock for which this Warrant may be exercised, as in effect at the time of taking of a record for such dividend or at the time of such stock split, shall be proportionately increased and the Exercise Price per share shall be proportionately decreased. Conversely, if at any time the Company shall contract or reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, the number of shares of Commons Stock for which this Warrant may be exercised at the time of such action shall be proportionately decreased and the Exercise Price per share shall be proportionately increased.

                (b) In the case of (i) any reclassification or changes of the Common Stock other than as provided above, or (ii) a consolidation, merger, share exchange or combination involving the Company or a sale or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, in each case as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property assets (including cash) with respect to or in exchange for such Common Stock, the registered holder of this Warrant will be entitled thereafter to receive, upon exercise thereof, the kind and amount of shares of stock, other securities or other property or assets which such registered holder would have owned or been entitled to receive upon such reclassification, change, consolidation, merger, share exchange, combination, sale or conveyance had this Warrant been exercised immediately prior thereto.

        5. Notice of Adjustments. Within five (5) days after any adjustment pursuant to Section 4 above, the Company shall give written notice thereof to the registered holder. Such notice shall state the Exercise Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in detail the method of calculation.

        6. Partial Exercise of Warrant. In the event of any partial exercise of this Warrant, the Company shall return to the registered holder this Warrant, which shall have noted thereon the date of partial exercise and the number of shares of Common Stock issued upon the partial exercise thereof.

        7. Reservation of Shares. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of its Common Stock sufficient to



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permit the exercise in full of this Warrant.

        8. Sale of Warrant or Shares. Neither this Warrant nor the shares of Common stock issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Neither this Warrant nor such shares, when issued, may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for this Warrant, or the shares of Common Stock, as the case may be, under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required.

        9. Shareholders' Agreement. The holder understands and agrees that the shares of Common stock issuable upon exercise of this Warrant shall also be subject to the restrictions on transfer and other provisions of that certain Shareholders' Agreement dated as of April 16, 1993 among the Company and all its shareholders, as amended by Amendment No. 1 to Shareholders' Agreement dated as of June 17, 1994 (as amended and as may be further amended with the consent of the registered holder, the "Shareholders' Agreement") if in effect at the time of exercise. As a condition to the exercise of this Warrant, the holder agrees that the holder will become a party to the Shareholders' Agreement by executing a Joinder Agreement or other appropriate document.

        10. Legends. The certificate or certificates evidencing all or any of the shares of Common Stock issued upon exercise of this Warrant shall bear the following legend:

                "The Shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. The shares may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or any opinion of counsel satisfactory to the Company that such registration or qualification is not required."

        Such certificate or certificates shall also bear any legend required by the Shareholders' Agreement.

        11. Successor and Assigns. The terms of this Warrant shall be binding upon and shall enure to the benefit of any successors or assigns of the company and of the holder or holders hereof and of the Common Stock issued or issuable upon the exercise hereof.

        12. Transfer of Warrant. This Warrant shall be registered on the books of the Company, which shall be kept by it at its principal office for that purpose and shall be transferable only on said books by the registered holder hereof in person or by such

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holder's  duly  authorized  attorney  upon  surrender of this  Warrant  properly endorsed, and only in compliance with the foregoing provisions of this Warrant. Except as otherwise provided herein, and subject to applicable securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the registered holder hereof in person or by the registered holder's duly authorized attorney on the books of the company upon surrender of this Warrant, or the applicable portion hereof, with a transfer form substantially in the form attached hereto duly executed, at the offices of the Company in Norwalk, Connecticut. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notices to the contrary.

        13. Notices. Notices under this Warrant shall be in writing and shall be deemed to have been duly given (i) when personally delivered, (ii) when forwarded by Federal Express, Airborne, or another private carrier which maintains records showing delivery information, (iii) when sent via facsimile but only if a written or facsimile acknowledgement of receipt is received by the sending party, or (iv) when place in the United States Mail and forwarded by registered or certified mail, return receipt requested, postage prepaid, addressed to the party to whom such notice is being given and, with respect to the Company, addressed to the Company's principal office, and with respect to the registered holder of the Warrant, addressed to the address of such holder as maintained on the records of the Company, or to such other address as may by furnished in writing to the parties.

        14. Governing Law. This Warrant shall be governed in accordance with the laws of the State of North Carolina without taking into account conflict of law provisions.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be issued and executed in its corporate name by its President and its corporate seal to be affixed hereto and attested by its Secretary or Assistant Secretary.


DATED:                                           Inter(Bullet)Act Systems, Inc.


                                                 By:
                                                       Vice President
ATTEST:


Assistant Secretary
(Corporate Seal)

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                                              Exercise Form for

                                        Common Stock Purchase Warrant

                                       INTERoACT SYSTEMS, INCORPORATED



        The undersigned hereby irrevocably subscribes for the shares of Common Stock of Inter(Bullet)Act Systems, Incorporated indicated below, upon the terms and subject to the terms and conditions of the attached Warrant.


No. of Shares:

Exercise Price per share:

$

Subscriber's Name and Address:
(Please print)



Subscriber's Telephone Number:(   )


Subscriber's Signature:
(if individual)

Subscriber's Signature:
(if entity)                           (Name of Entity)

                         By:
                         (Signature of Authorized Person)


                         (Title of Authorized Person)

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                                              Transfer Form for

                                        Common Stock Purchase Warrant

                                       INTERoACT SYSTEMS, INCORPORATED


        The undersigned registered holder of the attached Warrant hereby irrevocable transfers the following portion of the Warrant to purchase, which transfer is subject to shares of Common Stock of Inter(Bullet)Act Systems, Incorporated the terms and conditions described in the Warrant.


Date of Transfer:                          .

Number of Shares Exercisable under
    Warrant as of Date of Transfer

Portion of Warrant Transferred:
  Expressed as fraction or percentage
  Expressed as number of shares


Transferee's Name and Address:
(Please Print)



Transferee's Telephone Number: (   )

Transferor's Signature:
(if individual)

Transferor's Signature:
(if entity)                       (Name of Entity)

                        By:
                        (Signature of Authorized Person)


                         (Title of Authorized Person)

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